UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 07, 2003

NEXPRISE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26811	77-0465496

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 La Place Court, Suite 200
Carlsbad, CA 92008
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 804-1333

Not Applicable
(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press release dated April 7, 2003

Item 9.   REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished Under Item 12.)

     On April 7, 2003, Nexprise, Inc. (the “Company”) issued a press release announcing some details of bookings, contract structure and usage of cash related to the quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished in Items 9 and 12 of this Current Report on Form 8-K, including the exhibit shall not be deemed to be incorporated by reference into NexPrises’ filings with the SEC under the Securities Act of 1933.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPRISE, INC

Date: April 09, 2003	By:	/s/ Jerome E. Natoli

Jerome E. Natoli
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 7, 2003